SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                   ----------
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 1999

                            DIVA ENTERTAINMENT, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                 0-23506             33-0601498
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        State or other            (Commission         (IRS Employer
Jurisdiction of Incorporation)    File Number)      Identification No.)

180 Varick Street, 13th Floor, New York, New York      10014
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     (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code (212) 807-6994

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Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b) Financial statements of business acquired and proforma financial information are attached hereto as Exhibit 10.3

         (c) Exhibits

         10.1  Agreement and Plan of Reorganization dated December 30, 1998(1)

         10.2 First Amendment to Agreement and Plan of Reorganization dated as of February 1, 1999.(1)

         10.3  Financial Statements(2)

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         (1)   Previously Filed
         (2) Incorporated by reference to the Company's 10-KSB for the year ended June 30, 1999 and Form 10-QSB/A for the quarterly period ended December 31, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIVA ENTERTAINMENT, INC.

Date:  March 1, 2000                     By: /s/ PETER C. ZACHARIOU
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                                             Peter C. Zachariou, President